Second Quarter 2018 Financial Update May 2018

Forward-Looking Statements; Use of Non-GAAP Financial Measures Forward Looking Information This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Statements in this presentation that are based on other than historical information or that express Zions Bancorporation’s expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect, among other things, our current expectations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, industry results or regulatory outcomes to differ materially from those expressed or implied by such forward-looking statements. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about future financial and operating results, the potential timing or consummation of the proposed transaction described in the presentation and receipt of regulatory approvals or determinations, or the anticipated benefits thereof, including, without limitation, future financial and operating results. Actual results and outcomes may differ materially from those presented, either expressed or implied, in the presentation. Important risk factors that may cause such material differences include, but are not limited to, the rate of change of interest sensitive assets and liabilities relative to changes in benchmark interest rates; growth rates of revenue or expense; risks and uncertainties related to the ability to obtain shareholder and regulatory approvals or determinations for various matters, including the proposed merger of the holding company with and into the operating bank, or the possibility that such approvals or determinations may be delayed; the imposition by regulators of conditions or requirements that are not favorable to Zions; the ability of Zions Bancorporation to achieve anticipated benefits from the consolidation and regulatory determinations; and legislative, regulatory and economic developments that may diminish or eliminate the anticipated benefits of the consolidation. These risks, as well as other factors, are discussed in Zions Bancorporation’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov), and other risks associated with the proposed transaction will be more fully discussed in the proxy statement that will be filed with the Securities and Exchange Commission in connection with the proposed transaction. Use of Non-GAAP Financial Measures: This document contains several references to non-GAAP measures, including pre-provision net revenue and the “efficiency ratio,” which are common industry terms used by investors and financial services analysts. Certain of these non-GAAP measures are key inputs into Zions’ management compensation and are used in Zions’ strategic goals that have been and may continue to be articulated to investors. Therefore, the use of such non-GAAP measures are believed by management to be of substantial interest to the consumers of these financial disclosures and are used prominently throughout the disclosures. A full reconciliation of the difference between such measures and GAAP financials is provided within the document, and users of this document are encouraged to carefully review this reconciliation. 2

Agenda  Company Introduction  Capital and Liquidity Profile  Risk Management & Credit Quality: A Decade of Enhancements  Technology Initiatives  “Simple, Easy, Fast” Initiative (announced June 2015)  2018-2019 Objectives  Review of Recent Financial Results (1Q18)  Financial Outlook 3

The Big Picture: Zions Is A Collection of Community Banks Local decision-making and top-notch service separates Zions from peers  Strategic local “ownership” of Avg Bank Headquarters Deposits % of Total market opportunities and Zions Bank Salt Lake City $16B 31% challenges Amegy Houston $11B 22% CB&T San Diego $11B 22%  Superior local customer access to NB│AZ Phoenix $5B 9% bank decision makers relative to big NSB Las Vegas $4B 8% national banks Vectra Denver $3B 5% Commerce Seattle $1B 2%  Footprint (by deposit market share) Zions Bancorporation Salt Lake City $52B 100% Nominal GDP Footprint Growth Comparison is located in high growth markets weighted based on deposits 5% 4% 3% 2% 1% 0% RF STI KEY FRC ASB BBT CFG SNV FHN FITB MTB CMA ZION PBCT CBSH BOKF HBAN EWBC Source: SNL Financial/S&P Global, BEA.gov, Zions’ calculations, using simple average of trailing 10 years (2007- 4 2016) of annual GDP growth by state multiplied by the percent of deposits in each state. Dollars of deposits do not sum due to rounding.

Zions Receives National and Local Recognition for Excellence Bank Brand, Trust, Management • Only three other banks have consistently received as many Greenwich Excellence Awards as Zions since 2009 • 16 Greenwich Excellence Awards (2017) for middle-market and small business banking • Averaged 16 Excellence Awards annually for the past nine years (since inception) • Recognized with middle market awards in Overall Client Satisfaction and Cash Management Overall Satisfaction every year since 2009 • Received distinction in virtually every Cash Management category (9 of 11) • Top team of women bankers (2015, 2016, 2017) – American Banker 1 • California Bank & Trust consistently voted Best Bank in San Diego and Orange Counties 2 • National Bank of Arizona consistently voted #1 Bank in Arizona 3 • Nevada State Bank voted #1 Bank in Nevada 4 5 1 americanbanker.com/news/women-in-banking-top-teams-2017-zions-Bancorp; 2 The San Diego Union-Tribune (annually 5 1. One of five winning teams, 2015, Zions Bank; 2. exim.gov, April 24, 2014; 3.Readers of the San Diego Union-Tribune, #1 from 2011-2017) and Orange County Register (annually #1 from 2014-2017); 3 Fifteen annual occurrences, Ranking August 2015, for 5 years; Orange County Register, for two years in a row; 4.Ranking Arizona, 2015 Arizona Magazine; 4 Las Vegas Review-Journal, Reno Magazine, Elko Daily Free Press

Loan Profile: Zions is a Leader in Small Business Lending Zions punches above its weight Commercial Loans sized $100k - $1M Commercial Loans sized $100k - $1M ($ billion) as a percent of total commercial loans $30 20% 18% $25 16% 14% $20 12% $15 10% 8% $10 6% 4% $5 2% $0 0% C C RF RF UB UB STI STI KEY KEY BBT BBT USB USB BAC BAC PNC JPM JPM PNC FITB FITB MTB WFC MTB WFC CMA CMA ZION ZION HBAN HBAN Note: Call report data via SNL Financial/S&P Global, as of 4Q17; peer group shown different than typical peer 6 group in order to show the position of the largest U.S. banks

Capital Profile: Operating From a Position of Strength Capital ratios are strong relative to peers Common Equity Tier 1 Capital Ratio Tier 1 Risk-Based Capital Ratio Peer Median 10.5% (-16 bps from 1Q17) 14% 14% 13% 13% 12% 12% 11% 11% 10% 10% 9% 9% 8% 8% RF RF STI STI KEY KEY FRC FRC BBT ASB ASB BBT CFG CFG SNV SNV FITB FITB MTB WBS MTB WBS CMA CMA ZION ZION PBCT PBCT CBSH CBSH BOKF BOKF WTFC WTFC HBAN HBAN EWBC EWBC Note: Regulatory capital ratios are Basel III. 7 Source: SNL Financial/S&P Global, data as of 1Q18, except CBSH last reported as of 4Q17.

Liquidity and Deposit Profile: “Some of our greatest assets are our very small liabilities” Solid liquidity profile as measured by healthy loan-to-deposit ratio and above peer noninterest bearing deposits as a percentage of total deposits Noninterest-Bearing Deposits / Loans/Deposits Total Deposits 100% 50% 95% 45% 90% 40% 85% 35% 80% 30% 25% 75% 20% 70% 15% 65% 10% 60% 5% 55% 0% 50% RF 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 STI KEY FRC ASB BBT CFG SNV FHN FITB MTB WBS CMA ZION PBCT CBSH BOKF WTFC HBAN EWBC ZION Peer Top Quartile Peer Bottom Quartile Note: Regulatory capital ratios are Basel III. 8 Source: SNL Financial/S&P Global, ZION data as of 1Q18; peers as of 4Q17.

Decade-Long Risk Profile Improvement

Since the recession, Zions has addressed the following:

(More Recent ↑ / Older ↓)

Concern	Mitigation
Negative/Low Profitability	✓ Improved ROA to levels approximately in line with peers ✓ Improved Efficiency Ratio to 62.3% (2017), consistent with commitment to "low 60s" for 2017
Energy Losses and Cloudy Credit Outlook	✓ Improved visibility via stability in NPAs, criticized and NCOs ✓ Improved position via stronger commodity prices and a very strong reserve
"Seasoning" of Risk Management Infrastructure	✓ New Chief Risk Officer and Chief Credit Officer in place for several years ✓ Risk Management best practices have permeated the culture for several years
Regulatory CCAR Pass/Fail Compliance	✓ No qualitative fails in the CCAR process, ever ✓ Received non-objection to request to increase common payout to ~100%
On-Balance Sheet Liquidity	✓ Improved liquidity (shed CDOs and construction loans) ✓ Reduced loan to deposit ratio from more than 100% (pro forma for the Lockhart off-balance sheet vehicle) to the mid-80s percent range
Simplify Processes	✓ Reduced risk through simplified business model and structure, charter consolidation ✓ Improved mortgage, retail loan and business banking loan processes ✓ Strengthened management information capabilities with enhanced management information systems (e.g. dashboards); Core Transformation ~1/3 complete
Board Engagement	✓ Five new board members since 2014 ✓ Robust banking and risk management experience
Low Capital	✓ Doubled CET1 ratio
High Loan Losses	✓ Reduced credit losses by more than 90% ✓ Individual loan underwriting not the issue: enhanced concentration risk management
High Concentration in CRE, C&D & CDOs	✓ Reduced total concentration in CRE to 1.8x CET1 from 4.5x in 2007 ✓ Constr. & Land Dev. reduced to just 0.3x CET1 from 2.7x in 2007; Eliminated CDO exposure.

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ZIONS BANCORPORATION

Strong Risk Management Infrastructure Substantial improvement in practices and policies that should lead to superior through-the- cycle performance  Risk Matrix: dollar limits on different industries for lending and investments  Strong concentration risk management  Strong oversight of areas that are growing faster than expected levels, or of “hot spots” resulting in detailed white papers and reporting to the risk committee of the Board  Prevented fast growth in energy loans in 2013-2014  Prevented strong CRE growth in Houston and California  Prevented strong leverage lending growth  Supply/demand outlook for CRE, by major MSA  Strong subject matter experts in CRE / Consumer / C&I  Reputable third party consultant engaged semi-annually  Leveraged enhancement to stress testing loan loss models  Active data governance program  Training program for lenders and credit officers 10

Portfolio Probability of Default (PD) Grades The weighted average PD grade on loans has come down significantly since 2012 Weighted Average PD Grade (Portfolio Balances) Rating Scale 9 PD Grade S&P Equivalent 1 AAA / AA / AA- 8 2 A+ / A- 3 BBB+ 4 BBB 7 5 BBB- 6 BB+ C&I CRE 7 BB 6 8 BB- 9 B+ 10 B 5 11 B- 12 CCC+ / CCC / CCC- / CC 13 C 14 D 4 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Note: PD grades weighted by loan balances. 11

Risk Identification & Escalation Zions established comprehensive risk identification  Like other SIFIs, Zions developed and implemented a Risk Identification process.  This process assists Zions in prioritizing risks into Level 1 and Level 2 categories  Examples of Level 1 risks include Credit, Liquidity, Interest Rate  Zions has identified and actively monitors more than 60 key risks  Cyber risk elevated to Level 1 risk  Establishing a governance office to  Oversee sales practice  Improve consistency of testing and reporting  Have established a sound regulatory interactions approach 12

Credit Quality Through-the cycle losses better than most peers; current ratios reflect oil and gas exposure Last 4 Quarter Average Last 12 Months (NPAs + 90DPD) / (Loans + OREO) NCOs / Avg Loans 2.00% 2.00% Note: approximately 2/5 of LTM average NPAs are from energy loans 1.50% 1.50% Note: approximately one Non-energy third of Zions’ LTM NCOs Energy have been from energy loans 1.00% 1.00% 0.50% 0.50% 0.00% 0.00% RF RF STI STI KEY KEY FRC FRC ASB BBT ASB BBT CFG CFG SNV SNV FHN FHN FITB FITB MTB MTB WBS WBS CMA CMA ZION ZION PBCT PBCT CBSH CBSH BOKF BOKF WTFC WTFC HBAN HBAN EWBC EWBC 2.00% Average Annual NCOs / Loans 1990 - 2017 1.50% 1.00% 0.50% 0.00% FRC PBCT BOKF MTB WTFC CBSH EWBC ASB ZION WBS CMA BBT CFG STI RF HBAN FITB KEY FHN SNV Source: SNL Financial/S&P Global, data as of 1Q18. 13 Note: Survivorship bias: some banks that may have been included in Zions’ peer group have been excluded due to their failed or merged status.

Differentiating Technology Investments Meaningful infrastructure investments to enable the future CustomerInsights Systems of Systems of Systems Customer Engagement Customer Next Generation Automation, APIs, and Robotic Platforms Integration Cybersecurity Platform (API) Data Management Platform Core Computing andCore Banking Computing Systems 14

Core Computing Investment - FutureCore A solution to an aging infrastructure • First fully integrated core replacement by a domestic regional or larger bank! • Replaces 3 loan systems, 4 related deposit systems and the teller system • Modern and flexible infrastructure to provide the foundation for our digital banking ecosystem • A user interface designed for the 21 st century instead of the 1970s • A system that the next generation can maintain (parameter driven) • No affiliate level customizations • Elimination of spreadsheets • Easy access to customer information for bankers 15

Differentiating Technology Investments

While addressing the foundation, we also are investing in the customer experience

2016-2017 Delivery

- Customer Centric Website Refresh
- End to End Account Payable Automation
- Fast! Online Deposit Account Opening
- eDocs for Life of Account
- Deposit Product Simplification
- PopMoney
- Flexible Merchant Processing



2018+ Delivery

- Upgraded Retail Online and Mobile Banking Platform
- Third Party Connections (API Platform)
- Digital Experience Platform
- Improved P2P through Zelle
- Online Credit Card Prequal and App
- Mobile Positive Pay
- Upgraded Treasury Internet Banking Platform

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ZIONS BANCORPORATION

Deliver a “Simple, Easy, Fast" Experience for Customers and Employees Simplify, Strengthen, Improve Simplify the business Strengthen management model and structure information capabilities and  Proposed holding company usage elimination  Data governance  Charter consolidation  Business intelligence  Enterprise retail banking,  General ledger project mortgage, international,  FutureCore foreign exchange, wealth management  Credit LEAD  Greater visibility for our 17 Simple, Easy, Fast  Enterprise loan operations and product groups middle office  Town Hall Meetings and Listening Sessions: CEO and President Improve the banking experience  “SWAT” Sessions  Credit process simplification  Direct employee feedback  Employee ambassador banking benefits  Employee Survey  Mortgage  Retail Loan Center  Business Banking Loan Center  Deposit product simplification  Customer Care Center 17

Simplification Continued: Zions Intends to Merge Parent Company into Bank Subsidiary Eliminates duplicative regulatory oversight and enhances capital flexibility What? What are the key benefits?  Zions intends to merge the Bank  Continuation of ongoing Holding Company (Parent) into its simplification efforts bank subsidiary  Approval required by the OCC, FDIC  Substantial reduction in duplicative and shareholders regulatory exams  Application to be filed with FSOC  More senior management time seeking a determination that the Bank is not "systemically important," focused on customer-related which would eliminate Federal activities Reserve oversight  Increased capital management flexibility 1 U.S. Congressional Banking / Financial Services committees have the option to hold hearing(s) for up to 18 one year from the date of FSOC’s proposed decision.

Results of Simple, Easy, Fast: Revenue and Noninterest Expense

Zions' revenue growth improved from a trend slower than that of peers to in line with peer growth, while noninterest expense growth has been well below peers

Indexed Net Revenue



140
130
120
110
100
90
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
ZION
Peer bottom quartile
Peer best quartile

Indexed Noninterest Expense



140
130
120
110
100
90
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
ZION
Peer bottom quartile
Peer best quartile

Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 1Q18 and 2Q17 to exclude $11 million and $16 million, respectively, of interest income from loan recoveries on four loans and in 4Q17 for a charitable foundation contribution of $12 million. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

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ZIONS BANCORPORATION

Results of Simple, Easy, Fast: Pre-Provision Net Revenue Zions’ PPNR growth has been above the best quartile of its peer group Indexed Adjusted Pre-Provision Net Revenue 210 180 150 120 90 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ZION Peer bottom quartile Peer best quartile Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 1Q18 and 2Q17 to exclude 20 $11 million and $16 million, respectively, of interest income from loan recoveries on four discrete loans, and in 4Q17 for a charitable foundation contribution of $12 million. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

Results of Simple, Easy, Fast: Efficiency Ratio Zions improved from an adverse outlier to within the peer group Efficiency Ratio 75 70 65 60 55 50 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ZION Peer best quartile Peer bottom quartile Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted in 1Q18 and 2Q17 to exclude $11 21 million and $16 million, respectively, of interest income from loan recoveries on four loans, and in 4Q17 for a charitable foundation contribution of $12 million. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

Results of Simple, Easy, Fast: EPS Growth EPS growth has been strong since the launch of Simple, Easy, Fast initiative and has accelerated as the oil and gas recession has turned the corner Indexed EPS Growth 250 220 190 160 130 100 70 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ZION Peer Bottom Quartile Peer Best Quartile Source: SNL Financial/S&P Global, as of 1Q18. Data adjusted to account for major acquisitions. Zions results adjusted in 1Q18 and 2Q17 to exclude $11 million and $16 million, respectively, of interest income from loan recoveries on four discrete loans, and in 4Q17 for a charitable foundation contribution of $12 22 million and $47 million revaluation adjustment for the deferred tax asset. Peer group results have also been adjusted for revaluation of DTA in 4Q17. Results adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

2018-2019 Objectives: Growth through simplification and focus  Demonstrate positive operating leverage:  Broad based loan growth with major loan portfolio concentrations within acceptable limits  Momentum from noninterest income growth initiatives  Slightly increasing noninterest expense growth, primarily driven by revenue growth and digital delivery  Greater sales volumes and revenue growth through enhanced use of data  Target high single digit annual percentage growth rate for pre-provision net revenue (1)  Demonstrate reduced volatility in financial performance than previously experienced  Implement technology upgrade and digital strategies, automation and simplification of front, middle and back office processes  Increase the Return on and of Capital  Maintain top quartile credit risk profile and superior risk management posture leading to increasing returns of capital  Execute on our Community Bank Model – doing business on a “Local” basis (1) Excludes the $12 million charitable contribution from 4Q17 23

Next 12-Month Financial Outlook (1Q19E, vs. 1Q18A) Outlook Comments Loan Balances Moderately Increasing • Moderately Excludes the effects of future interest rate hikes. Contemplates Net Interest Income continued increases in loans, a moderate increase in funding costs Increasing and considers the effect of $11M of interest recoveries in 1Q18 Loan Loss Provision Modest • Expect quarterly loan loss provisions to be modest Customer-Related Slightly • Remains a key focus for the Company Fees Increasing • Customer-related fees excludes securities gains, dividends Adjusted Noninterest Slightly • FY18 adjusted NIE expected to increase slightly (low single digit rate Expense Increasing of growth) relative to FY17 • (1) Stable Excluding stock-based compensation , the effective tax rate for FY18 Tax Rate is expected to be between 24% and 25% Preferred Dividends • Expect preferred dividend to be $34 million in FY18 • Diluted shares may experience some volatility due to the effect of & Diluted Shares outstanding warrants and the average price of ZION shares (1) ASU 2016-09 went into effect January 1, 2017 and now requires the difference between income tax 24 accounting and U.S. GAAP accounting for stock compensation to be recognized in the income statement instead of a direct adjustment to equity.

Appendix  Company Abbreviation Key  Risk Management Enhancements: Hold-Limit Grid and Concentration Risk Examples  Commercial Loan and Deposit Profile  1Q18 Financial Results  Key Performance Indicators and Results  Credit Quality  Net Interest Income: Net Interest Margin Components and Interest Rate Sensitivity  Noninterest Expense  Efficiency Ratio Improvement  Retail Loan Summary  GAAP to Non-GAAP Reconciliation 25

Company Abbreviation (Ticker Symbol) Key

ASB: Associated Banc-Corp
BAC: Bank of America
BBT: BB&T Corporation
BOKF: BOK Financial Corporation
C: Citigroup, Inc.
CBSH: Commerce Bancshares, Inc.
CFG: Citizens Financial Group, Inc.
CMA: Comerica Incorporated
EWBC: East West Bancorp, Inc.
FHN: First Horizon National Corporation
FITB: Fifth Third Bancorp
FRC: First Republic Bank
HBAN: Huntington Bancshares Incorporated
JPM: JPMorgan Chase & Co.
KEY: KeyCorp
MTB: M&T Bank Corporation
PBCT: People's United Financial, Inc.
PNC: PNC Financial Services Group
RF: Regions Financial Corporation
SNV: Synovus Financial Corp.
STI: SunTrust Banks, Inc.
UB: Union Bank
USB: US Bank
WBS: Webster Financial
WFC: Wells Fargo & Co.
WTFC: Wintrust Financial Corp.
ZION: Zions Bancorporation

GREEN TEXT: Included in Zions' 2018 peer group as listed in the annual proxy statement; this group is used by Zions' board in determining management compensation

BLUE TEXT: Not included in Zions' 2018 peer group as listed in the annual proxy statement, but may be particularly relevant to the topic discussed within these slides

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ZIONS BANCORPORATION

Risk Management Emphasis / Accomplishments

Development of risk management infrastructure includes the following:

- Further refinements in:
  - Risk Appetite Framework
  - 1st Line of Defense
  - Accountability for risk management with executive management committee performance
- Implementation of "White Paper" process:
  - Leverage lending
  - Oil & Gas
  - Main CRE asset classes completed
  - Risk ratings used to inform portfolio risk limits/obligor hold limits, to aid portfolio concentration analysis and to influence underwriting criteria

PD Grade	MULTI PROJECT/PSOR HOLD LIMITS Asset Class Risk Rating				CRE - SINGLE PROJECT HOLD LIMITS Asset Class Risk Rating				C&I - SINGLE PSOR HOLD LIMITS Asset Class Risk Rating			
	I	II	III	IV	I	II	III	IV	I	II	III	IV
1	###	###	###	*Use Caution	###	###	###	*Use Caution	###	###	###	*Use Caution
2	###	###	###		###	###	###		###	###	###	
3	###	###	###		###	###	###		###	###	###	
4	###	###	###		###	###	###		###	###	###	
5	###	###	###		###	###	###		###	###	###	
6	###	###	###		###	###	###		###	###	###	
7	###	###	###		###	###	###		###	###	###	
8	###	###	###		###	###	###		###	###	###	
9	###	###	###		###	###	###		###	###	###	
10	###	###	###		###	###	###		###	###	###	

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ZIONS BANCORPORATION

Concentration Risk Management Altered Composition of Loan Portfolio Reduced risk stemming from high volatility CRE (Land A&D) and Oil and Gas Total Commitments as % of Risk-based Capital  Changes in portfolio composition from 4Q07 1200% to 4Q17: 1000%  Land A&D commitments decreased from 72% 800% to 4% RBC  Construction decreased from 145% to 52% 600% % of RBC of % RBC 400%  Mortgage increased from 67% to 86% RBC 200%  Municipal increased from 4% to 19% RBC 0%  Oil & gas down from 2013 peak of 61% to 16% of total RBC Construction Land A&D Term Oil & Gas Municipal General C&I Owner Occupied Mortgage Other C&I Commitments as % of Risk-based Capital CRE Commitments as % of Risk-based Capital 600% 350% 500% 300% 400% 250% 300% 200% % of RBC of % 150% 200% RBC of % 100% 100% 50% 0% 0% Oil & Gas Municipal General C&I Owner Occupied Construction Land A&D Term Oil & Gas uses NAICS “Mining & Oil & Gas Extraction” 28

Loan Profile: Commercial Loans to commercial customers are very granular in nature Business Customer Loan Business Customer Loan ($000) Count Distribution ($000) Balance Distribution 60% 60% 50% 50% 40% 40% 30% 30% 20% 20% <0.5% of customer count 10% 10% 0% 0%  Commercial loans are very granular, with a median balance of less than $40,000 and an average balance of less than $700,000  Marginal loan pricing (new loans and draws on existing lines) is now accretive to the commercial loan portfolio yield Data as of 12/31/2017. Commercial customers identified if the tax identification record is an employer identification number (EIN), has a NAICS listed in the application, or if the business has gross annual revenue reported by Dunn & Bradstreet; records are householded if they share the 29 same tax identification number or they appear on the same open account(s) with specific customer-to-account relationships (includes a small amount of residential mortgages where the primary relationship is a business). Customer count and median balance excludes the effect of zero balance accounts.

Deposit Profile: Commercial Deposits of commercial customers are granular and have a median balance of less than $20,000 and an average balance of less than $200,000 Commercial Customer Deposit Commercial Customer Deposit Count Distribution Balance Distribution ($000) ($000) 60% 60% 50% 50% 40% 40% 30% 30% 20% 20% 10% 10% <0.5% of customer count 0% 0% Data as of 12/31/2017. Commercial customers identified if the tax identification record is an employer identification number (EIN), has a NAICS listed in the application, or if the business has gross annual revenue reported by Dunn & Bradstreet; records are householded if they 30 share the same tax identification number or they appear on the same open account(s) with specific customer-to-account relationships. Customer count and median balance excludes the effect of zero balance accounts; trusts and/or estates excluded.

First Quarter 2018 Key Performance Indicators Continued PPNR growth and improved profitability  EPS: Diluted earnings per share increased from the year-ago period, to $1.09 in 1Q18 from $0.61 • Notable items that are operating but believed to be infrequent included: • $0.04 per share of interest recoveries on four loans • $0.17 per share of a negative provision for credit losses due to strong credit quality performance  Adjusted pre-provision net revenue (1) : Strong growth of 24% over year-ago period • A 10% year-over-year increase in adjusted revenue (1) • A 2% year-over-year increase in adjusted noninterest expense (1)  “Simple, Easy, Fast” initiative: • Efficiency ratio was 61.3% in 1Q18, an improvement from 65.9% in the year ago period • Noninterest expense (NIE) decreased 0.5% from the year ago period; adjusted NIE increased less than 2%  Loans & Deposits: • Period-end loan balances increased 5% from the prior year; average loan balances also increased over 5%; due to increases in commercial and consumer loans, while commercial real estate loans were generally stable • Average deposits declined slightly from the prior year • Cost of total deposits increased 5 basis points (bps) compared to the prior year, to 15 bps from 10 bps  Credit quality: Credit quality improved materially over the past year • Classified loans and nonperforming loans declined about $441 million and $198 million, respectively, from prior year • Net charge-offs were just 5 bps in the first quarter and 7 bps over the past 12 months  Return on Tangible Common Equity was 15.5%, up from 8.8% in the prior year (1) Adjusted for items such as severance, provision for unfunded lending commitments, securities gains and 31 losses and debt extinguishment costs. See Appendix for GAAP to non-GAAP reconciliation tables.

Credit Quality Healthy and improving credit quality metrics  Key Credit Metrics: Credit Quality Ratios  Classified loans were about 2% of loans 4.0%  Down 10% from prior quarter  Down 30% from the prior year 3.5%  NPAs were 0.9% of loans 3.0%  Down 6% from prior quarter  Down 33% from the prior year 2.5%  Annualized NCOs were 0.05% of average loans for the quarter 2.0%  Allowance for credit losses remains 1.5% strong at 116 basis points of total loans 1.0% and leases  1.3x coverage of NPAs up from 1.0x 0.5% coverage a year ago  0.5x of classified loans compared to 0.0% 4Q14 4Q15 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 0.4x a year ago  Strong coverage of annualized NCOs NCOs / Loans (ann.) Classified / Loans NPAs / Loans Note: Net Charge-offs/Loans ratio is annualized for all periods shown 32

Net Interest Income Growth due primarily to loan growth, securities growth and wider net interest margin  Net interest income increased 11% Net Interest Income ($mm) over the year-ago period, to $542 million, up 8.6% over the prior year $550 (1) period when excluding the interest (1) recoveries on four loans $525  Majority of the increase attributable to $500 increases in:  Interest and fees on loans due to loan $475 growth in commercial and consumer loans  Short-term benchmark interest rates $450  Interest on securities from an increase in the average investment $425 securities portfolio  Interest revenue increases were $400 1Q17 2Q17 3Q17 4Q17 1Q18 partially offset by higher interest expense on borrowed funds and deposits (1) 1Q18 and 2Q17 results included $11 million and $16 million, respectively, of interest recovery income 33 related to four discrete loans in each period

Net Interest Income Drivers: Yields and Costs Growth of net interest income reflects a benefit on assets from higher short-term interest rates with only a moderate increase in funding costs Net Interest Margin (NIM) 5.0% Relative to the prior quarter, the Loan Yield 4.5%  NIM increased 11 bps to 3.56% 3.52% 4.0%  Interest recoveries on loans in 1Q18 were 3.38% 3.45% 3.45% 3.56% $11 million, or approximately seven basis 3.5% Net Interest Margin points of NIM 3.0% Securities Yield  Yield on loans increased 21 bps to 4.51% 2.5%  Interest recoveries on loans in 1Q18 were 2.0% $11 million, or approximately 9 basis points of loan yield 1.5% Cash Yield 1.0%  Yield on securities increased 11 bps to 2.25%, largely due to reduced prepay Cost of Funds 0.5% speeds 0.0% 1Q17 2Q17 3Q17 4Q17 1Q18  Cost of deposits increased two bps to 15 bps Average Earning Asset Mix  Cost of funds (the cost of total deposits Cash 2% and borrowed funds) increased eight bps Earning asset mix relatively Securities similar to the year ago period 26% Loans 72% 34

Interest Rate Sensitivity and Historical Deposit Beta

Zions has partially reduced asset sensitivity in exchange for current income

Net Interest Income Sensitivity

Modeled Annual Change in a +200bps Interest Rate Environment[1]	
Δ in NII	6%
Assumed Beta of Total Deposits	36%

Short Term Resets or Maturities *(loans only)*	Percent of Loans	Hedges (swaps, floors)	Net Percentage of Portfolio[2]
Prime and 1M Libor	47%	-3%	44%
2-3M Libor	4%	--	4%
4-12M Libor	4%	--	4%
Other Lns <12 months	10%	1%	11%
Longer-term Resets or Maturities			
1-5 years	25%	--	25%
5+ years	10%	--	10%

2004-2006 and 2015-2017 Rate Cycles



ZION Cost of Total Deposits
Peer Median Cost of Total Deposits
FF Target Rate
6.0
5.0
4.0
Percent
3.0
2.0
1.0
0.0
2004-2006
2015-2017
QTR 0
QTR 1
QTR 2
QTR 3
QTR 4
QTR 5
QTR 6
QTR 7
QTR 8
QTR 9
QTR 10
QTR 11
QTR 12

- Zions and the peer median experienced a cumulative 44% and 46% deposit beta during 2004-5 rising interest rate period, respectively, although for the first 200 bps the beta for Zions and Peers was 19% and 24%, respectively
- Cumulative rate hike cycle beta includes one full year for deposit costs to catch up to the changes in the benchmark rates. Chart begins one quarter preceding the first increase in Fed Funds rate for each cycle.

Source: Company filings and SNL Financial. (1) This 12-month simulated impact using a static-sized balance sheet and a parallel shift in the yield curve, does not contemplate changes in fee income that is amortized in interest income (e.g. premiums, discounts, origination points and costs) and is based on statistical analysis relating pricing and deposit migration to benchmark rates (e.g. LIBOR, U.S. Treasuries).
(2) Net percentage column sums to less than 100% due primarily to 2% of total loans that have interest rate floors which are in the money (floor rate > index+spread rate); these $72.2 million of loan balances with floors have a weighted average "in the money" amount of 44 basis points. After giving effect to potential future rate hikes, loans with floors would no longer be subject to the floors and would begin to reset with the relevant indices and therefore the 98% total at March 31, 2018 would increase to/towards 100%. Because the dates at which the floors would no longer be in effect are not certain (subject to future Federal Reserve monetary policy decisions), the timing of such cannot be reflected in the chart.

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ZIONS BANCORPORATION

Noninterest Income Continued focus on fee income Customer-Related (1) Fee Income ($mm)  Customer-related fee income increased $150 approximately 7% from the year ago period, primarily due to increases in:  Non-deposit service charges, primarily card fee $120 income growth $115 $121 $122 $127 $123  Trust and wealth management income  Capital markets (includes swap and foreign $90 exchange related revenue) fees  Fee Income growth remains a major focus for $60 the Company $30 $0 1Q17 2Q17 3Q17 4Q17 1Q18 (1) Reflects total customer-related noninterest income, which excludes items such as fair value and non-hedge 36 derivative income, securities gains (losses), and other items, as detailed in the Noninterest Income table located in the earnings release.

Noninterest Expense Zions’ noninterest expense growth has been well below peers Indexed Noninterest Expense 140 130 120 110 100 90 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 ZION Peer bottom quartile Peer best quartile Source: SNL Financial/S&P Global. Data adjusted to account for major acquisitions. Zions results adjusted to exclude a charitable 37 foundation contribution of $12 million in 4Q17. Results also adjusted for items such as severance, provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs.

Efficiency Ratio Substantial improvement driven by both revenue growth and expense control Efficiency Ratio (1) 75%  The efficiency ratio in the 1Q18 was 61.3%, declining 4.6 percentage points 74.1% from 65.9% in the year-ago period and 12.8 percentage points from 4Q14 70%  Adjusting for the interest income 69.6% recoveries on four large loans in 1Q18, the efficiency ratio was 62.2%  Committed to continuous improvement 65.9% 65% to the efficiency ratio, moderating from 64.5% the trailing three year pace 62.3% 61.6% 61.3% 60% 59.8% 55% 4Q14 4Q15 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 (1) Defined as noninterest expenses as a percentage of net revenue, adjusted for items such as severance, 38 provision for unfunded lending commitments, securities gains and losses and debt extinguishment costs. See Appendix for GAAP to non-GAAP reconciliation table.

Retail C&I Summary The portfolio is stable, with limited exposure to national brick and mortar retailers C&I Retail Loan by Segment  Retail C&I loans (defined by NAICS codes) total $2.3B and represent exposure to the overall retail industry;  More insulated (84%) includes auto dealers, gas stations, grocery stores, building material suppliers, and similar companies  Less insulated (16%) includes those providing products widely available both on-line and through traditional brick and mortal channels  Limited exposure to national, legacy brick and mortar retailers  Majority of borrowers defined as less insulated are ($ millions) Retail C&I History smaller, niche companies, with on-line and other non-brick-and-mortar distribution channels  Over the past year, total exposure increased 5%;  More Insulated loans accounted for 88% of the increase  Less Insulated loans accounted for 12% of the increase  After generally improving then remaining stable, credit quality deteriorated slightly largely due to a single credit with non-systemic issues Note: Data as of 4Q17 39

Retail CRE Summary - Credit Metrics

Balanced Retail CRE portfolio with emphasis on stand alone and neighborhood retail

CRE Retail Summary	Q4-17
$ Balance	$1.80B
Retail as % of Total CRE	16.2%
% Criticized	1.9%
% Construction	5.9%
By Property Type (% of Retail Portfolio)	
Neighborhood Strip Center	52%
Stand Alone / Single Tenant	29%
Regional Shopping Center	19%
Retail Portfolio Metrics(1)	
% of Multi-Tenant Collateral with < 75% occupancy and < 1.25x actual DSC	1.7%

(1) *Term CRE Retail, Balances > $500M (~95% of total term)*

- Retail CRE average loan balance < $2.0MM
- Retail portfolio metrics:
  - > 90% occupied
  - Loan-to-value of ~ 55%
  - Debt Service Coverage of ~ 2.00x
- Granular tenant mix; little exposure to national tenants with announced bankruptcies
- Significant guarantor support on construction, rebalance provisions on term



Retail CRE History ($MM's)
(millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
25%
20%
15%
10%
5%
0%
YE08
YE09
YE10
YE11
YE12
YE13
YE14
YE15
YE16
2Q17
4Q17
$ Balance
% Criticized
% of CRE Portfolio

Note: Data as of 4Q17

40

ZIONS BANCORPORATION

GAAP to Non-GAAP Reconciliation (Amounts in millions) 1Q18 4Q17 3Q17 2Q17 1Q17 Efficiency Ratio Noninterest expense (GAAP) (1) (a) $ 412 $ 417 $ 413 $ 405 $ 414 Adjustments: Severance costs - 1 1 - 5 Other real estate expense - - (1) - - Provision for unfunded lending commitments (7) (1) (4) 3 (5) Debt extinguishment cost - - - - - Amortization of core deposit and other intangibles - 1 2 2 2 Restructuring costs - 1 1 1 1 Total adjustments (b) (7) 2 (1) 6 3 Adjusted noninterest expense (non-GAAP) (a) - (b) = (c) 419 415 414 399 411 Net Interest Income (GAAP) (d) 542 526 522 528 489 Fully taxable-equivalent adjustments (e) 5 9 9 9 8 Taxable-equivalent net interest income (non-GAAP) (d) + (e) = (f) 547 535 531 537 497 Noninterest income (GAAP) (1) (g) 138 139 139 132 132 Combined income (f) + (g) = (h) 685 674 670 669 629 Adjustments: Fair value and nonhedge derivative income (loss) 1 - - - - Equity securities gains (losses), net - - 5 2 5 Total adjustments (i) 1 - 5 2 5 Adjusted taxable-equivalent revenue (non-GAAP) (h) - (i) = (j) 684 674 665 667 624 Pre-provision net revenue (PPNR), as reported (h) – (a) $ 273 $ 257 $ 257 $ 264 $ 215 Adjusted pre-provision net revenue (PPNR) (j) - (c) $ 265 $ 259 $ 251 $ 268 $ 213 Efficiency Ratio (1) (c) / (j) 61.3% 61.6% 62.3% 59.8% 65.9% 41

GAAP to Non-GAAP Reconciliation

	$ In millions except per share amounts	1Q18	4Q17	3Q17	2Q17	1Q17
Pre-Provision Net Revenue (PPNR)						
(a)	**Total noninterest expense [1]**	**$412**	**$413**	**$413**	**$405**	**$414**
	LESS adjustments:					
	Severance costs	-	1	1	-	5
	Other real estate expense	-	-	(1)	-	-
	Provision for unfunded lending commitments	(7)	(1)	(4)	3	(5)
	Debt extinguishment cost	-	-	-	-	-
	Amortization of core deposit and other intangibles	-	1	2	2	2
	Restructuring costs	-	1	1	1	1
(b)	*Total adjustments*	*(7)*	*2*	*(1)*	*6*	*3*
(a-b)=(c)	**Adjusted noninterest expense**	**$419**	**$415**	**$414**	**$399**	**$411**
(d)	Net interest income	542	526	522	528	489
(e)	Fully taxable-equivalent adjustments	5	9	9	9	8
(d+e)=(f)	Taxable-equivalent net interest income (TENII)	547	535	531	537	497
(g)	Noninterest Income	138	139	139	132	132
(f+g)=(h)	**Combined Income**	**$685**	**$674**	**$670**	**$669**	**$629**
	LESS adjustments:					
	Fair value and nonhedge derivative income (loss)	1	-	-	-	-
	Securities gains (losses), net	-	-	5	2	5
(i)	*Total adjustments*	*1*	*-*	*5*	*2*	*5*
(h-i)=(j)	**Adjusted revenue**	**$684**	**$674**	**$665**	**$667**	**$624**
(j-c)	**Adjusted pre-provision net revenue (PPNR)**	**$265**	**$259**	**$251**	**$268**	**$213**
Net Earnings Applicable to Common Shareholders (NEAC)						
(k)	Net earnings applicable to common	231	114	152	154	129
(l)	Diluted Shares	210,243	209,681	209,106	208,183	210,405
	GAAP Diluted EPS	1.09	0.54	0.72	0.73	0.61
	PLUS Adjustments:					
	Adjustments to noninterest expense	(7)	2	(1)	6	3
	Adjustments to revenue	(1)	-	(5)	(2)	(5)
	Tax effect for adjustments (25% for 2019, 38% prior periods)	2	(1)	2	(2)	1
	Preferred stock redemption	-	-	-	(2)	-
(m)	Total adjustments	(6)	1	(4)	-	(1)
(k+m)=(n)	**Adjusted net earnings applicable to common (NEAC)**	**225**	**115**	**148**	**154**	**128**
(n)/(l)	Adjusted EPS	1.07	0.55	0.71	0.74	0.61
(o)	Average assets	66,366	65,697	65,339	65,411	63,995
(p)	Average tangible common equity	6,045	6,203	6,212	6,123	5,974
Profitability						
(n)/(o)	Adjusted Return on Assets *(Annualized)*	1.37%	0.70%	0.91%	0.94%	0.80%
(n)/(p)	Adjusted Return on Tangible Common Equity *(Annualized)*	15.1%	7.4%	9.5%	10.1%	8.6%
(c)/(j)	Efficiency Ratio	61.3%	61.6%	62.3%	59.8%	65.9%

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ZIONS BANCORPORATION